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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K
                         ------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2005
                     --------------------------------------

                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     --------------------------------------

          Missouri                     0-12619                     43-0985160
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)               File Number)            Identification No.)

      15 Compound Drive, Hutchinson, KS                             67502
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 2, 2005,  Collins  Industries,  Inc.,  a Missouri  corporation  (the
"Company"),  issued  a press  release  announcing  that the  Company's  Board of
Directors  has approved  (i) a 1-for-300  reverse  stock split of the  Company's outstanding common stock to be followed immediately by a 300-for-1 forward stock split of the  Company's  outstanding  common stock (the  "Reverse/Forward  Stock
Split") and (ii) a standing  option for the Company to repurchase  any shares of
common  stock   proposed  to  be   transferred   by  a  shareholder   after  the
Reverse/Forward  Stock  Split if after  such  proposed  transfer  the  number of shareholders  of record of the Company's  common stock would equal or exceed 250
(the "Right of First Refusal").

Pursuant to the  Reverse/Forward  Stock Split,  shareholders  of record  holding fewer than 300 shares of the  Company's  outstanding  common  stock  immediately before the transaction  would have such shares  cancelled and converted into the right to receive  from the  Company a cash  payment of $7.70 for each such share owned before the reverse stock split. Shareholders of record holding 300 or more shares  of  the  Company's  outstanding  common  stock  immediately  before  the transaction  will continue to hold the same number of shares of that class after completion  of the  transaction  and will not receive any cash payment for their shares of that class. Beneficial owners of shares held in street name may or may not have their shares affected by the Reverse/Forward  Stock Split. However, the
Company  plans to work with brokers and nominees to offer to treat  shareholders holding shares in street name in  substantially  the same manner as shareholders whose shares are registered in their names.

The Board of Directors created a special  committee of independent  directors to review the proposed  Reverse/Forward Stock Split and Right of First Refusal. The
special  committee  received  a fairness  opinion  from its  financial  advisor,
Stifel, Nicolaus & Company, Incorporated,  that the per share cash consideration to be paid in the proposed Reverse/Forward Stock Split is fair, from a financial point of view,  to the  Company's  shareholders  that  would be cashed  out as a result of the  Reverse/Forward  Stock  Split.  If a  majority  of the issued and outstanding shares of the Company's common stock approve the proposed amendments to the Company's Articles of Incorporation and the  Reverse/Forward  Stock Split
is implemented,  the Company  anticipates  having fewer than 300 shareholders of record, which would enable the Company to voluntarily terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended.  Even if the  shareholders  approve the  Reverse/Forward  Stock Split and the Right of
First  Refusal,  the Board of  Directors  reserves  the right to defer or not to implement either transaction.

A copy of the press release issued by the Company is attached  hereto as Exhibit
99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)    Exhibits.

     99.1   Press Release of Collins Industries, Inc. dated November 2, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date:  November 2, 2005
                                       By:     /s/ Cletus C. Glasener
                                          --------------------------------------
                                       Name:   Cletus C. Glasener
                                       Title:  Vice President of Finance and
                                               Chief Financial Officer

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